Subsequent Events	6 Months Ended
Jan. 31, 2023
Subsequent Event [Line Items]
Subsequent Events
19: Subsequent Events
On January 26, 2023, the Company entered into an agreement to lease 15,023 square feet of a building to be used for general office space in Portland, Oregon. As of the date the consolidated financial statements were available to be issued, in accordance with the lease agreement the Company has not made any rental payments, taken possession of the premise, or been given the right to control the premise.
The lease agreement provides that the Company will pay approximately $1.7 million in total base rate during the three-year term of the lease, in addition to payments for operating expenses.